UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 5, 2007
Date of report (Date of earliest event reported)
PepsiAmericas, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15019 (Commission File Number)	13-6167838 (IRS Employer Identification No.)
4000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(612) 661-3883
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On November 5, 2007, PepsiAmericas, Inc. (“PepsiAmericas”) and PepsiCo, Inc. (“PepsiCo”) completed the joint purchase of the remaining 20 percent of Sandora, LLC (“Sandora”), the leading juice company in Ukraine, thereby bringing their combined ownership to 100 percent. PepsiAmericas and PepsiCo originally jointly purchased 80 percent of Sandora in August 2007.
     On November 6, 2007, PepsiAmericas and PepsiCo issued a joint press release regarding such purchase. Such press release, which appears as Exhibit 99 to this report, is incorporated by reference in response to this Item 8.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) See “Exhibit Index.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.
Date: November 6, 2007	By:	/s/ Robert C. Pohlad
Robert C. Pohlad
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99	Press release dated November 6, 2007.

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